UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-23568

Gabelli ETFs Trust
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Automation ETF

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Justin Bergner, CFA	Brett Kearney, CFA	Hendi Susanto
Portfolio Manager	Portfolio Manager	Portfolio Manager
BA, Yale University	BA, Washington & Lee University	BS, University of Minnesota,
MBA, University of Pennsylvania	MBA, Columbia Business School	MBA, Wharton School of Business

To Our Shareholders,

For the period ended December 31, 2022, the net asset value (NAV) total return of Gabelli Automation ETF (the Fund) was (15.9)% compared with a total return of (18.6)% for the S&P 500 Index. The total return based on the Fund’s Market Price was (15.9)%. The Fund’s NAV per share was $20.85, while the price of the publicly traded shares closed at $20.86 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2022.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund will primarily invest in U.S. exchange listed common stock and preferred stock. The Fund may also invest in foreign securities by investing in American Depositary Receipts. The Fund focuses on companies which appear underpriced relative to their Private Market Value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of automation firms (“Automation Companies”) listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”).

The Fund defines Automation Companies as any company that is engaged in designing, developing, supporting, or manufacturing automation equipment, related technology, or processes, and also firms that use these technologies, equipment, and processes to automate parts of their own businesses. These firms include industrial and service automation, cobotics, robotics, artificial intelligence, autonomous driving, and related equipment, technology, and services. In pursuing the investment theme, the Fund may invest in firms in any economic sector and in any geographic region.

Performance Discussion (Unaudited)

The Fund holds a number of cyclical industrial as well as technology and software companies. While several of these companies stocks’ have been pressured in the short term by higher interest rates and global recession fears, the automation sector is a beneficiary of cost inflation and labor shortages as companies seek out productivity solutions to offset macroeconomic headwinds. Additionally, during 2022, the Gabelli Automation ETF benefited from a number of our holdings being acquired by larger entities, which demonstrates the Private Market Value with a Catalyst approach we apply to selecting individual companies within the automation ecosystem.

Top contributors to performance during the period include Datto Holding Corp (acquired, +40%). Datto develops and sells cloud based software solutions for managed service providers of small and medium sized businesses. On June 23, 2022, the company was acquired by Kaseya Ltd. for approximately $6.2 billion or $35.50 per share in cash. Check Point Software Technologies (3.3% of net assets as of December 31, 2022, +11%) was also a top performer. The company is a leading provider of cyber security solutions across networks, cloud, and mobile environments. As one of the top global network security providers, Check Point is well positioned to benefit from increased global spending (by both governments and corporations), higher urgency of protection against cyber threats in a weaker economy, and secular trends of growing cyber threats. Emerson Electric (5.1%, +3%) has re-rated as an automation pure play, focused on process automation, following the November 2022 sale of its incinerator business for approximately $2.5 billion in net proceeds and the announced sale of 55% of its climate business to Blackstone for approximately $7.8 billion in net proceeds. CEO Lal Karsanbhai, in his second year, continues to impress investors with his leadership and mastery of strategy, operations, and capital allocation, causing the stock to finish the year strongly in anticipation of and following the company’s November 29 Investor Day. While Lal has committed to deploying the majority of the proceeds towards acquisitions in four adjacent markets, investors have confidence he will proceed strategically and with an eye towards not overpaying, seeing the May 2022 merger of Emerson’s software asset with AspenTech, which involved a $6 billion outlay, as a solid transaction.

2

Detractors to performance for the period include The AZEK Company Inc. (0.2%, -53%), as the sharp rise in mortgage rates during the year is slowing demand for the company’s residential deck, rail, and exteriors products. However, AZEK will benefit from ongoing conversion of wood decks to its composite product offerings alongside U.S. population migration to warm weather states, where there are greater seasonal benefits to outdoor living features such as a deck. Additionally, the company is executing against its margin-accretive recycling strategy and factory automation initiatives to drive improved profitability even in an environment of slower demand; another detractor was Proto Labs (1.4%), whose sales have turned negative due to softer global economic conditions, excess inventories at customers, and the company’s exit from the Japanese market. Over the medium to long term, we expect Proto Labs’ leadership in rapid manufacturing and 3D printing solutions can demonstrate market recovery and return to growth.

We appreciate your investment in Gabelli Automation ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Cumulative Returns through December 31, 2022

Total returns and cumulative returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

Performance returns for periods of less than one year are not annualized.

Since Inception (1/3/22) (a)
Gabelli Automation ETF (GAST)
NAV Total Return	(15.90)%
Investment Total Return (b)	(15.90)
S&P 500 Index (c)	(18.63)

(a)	GAST first issued shares January 3, 2022, and shares commenced trading on the NYSE Arca January 5, 2022.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested, except for the S&P 500 Index. You cannot invest directly in an index.

In the current prospectus of the Gabelli Automation ETF dated April 29, 2022, the gross expense ratio for the Fund is 0.90%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) is 0.00%. The waiver is in effect through April 30, 2023. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/ funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI AUTOMATION ETF AND

S&P 500 INDEX (Unaudited)

Cumulative Returns*
Since Inception
Investment	(15.90)%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 1/3/22.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

●	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Automation ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the period ended December 31, 2022, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Automation ETF
Actual Fund Return	$1,000.00	$1,074.10	0.00%	$0.00
Hypothetical 5% Return	$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio since inception, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

GABELLI AUTOMATION ETF

Prepackaged Software	9.0%	Industrial Instruments For Measurement,
Equipment and Supplies	5.8%	Display, and Control	2.1%
Electronic & Other Electrical Equipment	5.1%	Wholesale-Durable Goods	1.9%
Measuring & Controlling Devices, NEC	4.7%	Building and Construction	1.9%
Consumer Services	4.2%	Computer Programming, Data Processing, Etc.	1.9%
Metal Cans	3.7%	Consumer Products	1.6%
Electronics	3.7%	Computer Software and Services	1.6%
Aerospace and Defense	3.5%	Diversified Industrial	1.5%
Financial Services	3.5%	Fabricated Structural Metal Products	1.4%
General Industrial Machinery & Equipment	3.3%	Computer Integrated Systems Design	1.1%
Electric Lighting & Wiring Equipment	2.5%	Cable and Satellite	1.0%
Switchgear & Switchboard Apparatus	2.4%	Motor Vehicle Parts & Accessories	0.6%
Pumps & Pumping Equipment	2.3%	Other Assets and Liabilities (Net)	25.3%
Environmental Services	2.3%		100.0%
Health Care	2.1%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

Gabelli Automation ETF

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS – 74.7%
	Aerospace and Defense – 3.5%
4,454	Allied Motion Technologies Inc.	$185,733	$155,044

	Building and Construction – 1.9%
1,307	Johnson Controls
	International plc	105,236	83,648

	Cable and Satellite – 1.0%
3,098	DISH Network Corp., Cl. A†	104,920	43,496

	Computer Integrated Systems Design – 1.1%
4,232	Kyndryl Holdings Inc.†	78,597	47,060

	Computer Programming, Data Processing, Etc. – 1.9%
920	Alphabet Inc., Cl. A†	131,008	81,172

	Computer Software and Services – 1.6%
3,000	NCR Corp.†	58,726	70,230

	Consumer Products – 1.6%
341	Brunswick Corp.	34,467	24,579
2,283	The AZEK Co. Inc.†	103,375	46,391
		137,842	70,970
	Consumer Services – 4.2%
780	Amazon.com Inc.†	129,834	65,520
7,288	Resideo Technologies Inc.†	184,826	119,888
		314,660	185,408

	Diversified Industrial – 1.5%
6,750	L B Foster Co., Cl. A†	66,801	65,340

	Electric Lighting & Wiring Equipment – 2.5%
2,691	AZZ Inc.	130,930	108,178

	Electronic & Other Electrical Equipment – 5.1%
2,300	Emerson Electric Co.	218,886	220,938

	Electronics – 3.7%
1,127	Itron Inc.†	78,406	57,083
4,617	Kimball Electronics Inc.†	106,014	104,298
		184,420	161,381

	Environmental Services – 2.3%
769	Republic Services Inc.	104,743	99,193
Shares		Cost	Market Value
	Equipment and Supplies – 5.8%
1,254	AMETEK Inc.	$183,963	$175,209
1,260	Tennant Co.	105,087	77,578
		289,050	252,787

	Fabricated Structural Metal Products – 1.4%
2,459	Proto Labs Inc.†	132,959	62,778

	Financial Services – 3.5%
1,176	Intercontinental Exchange
	Inc.	157,124	120,646
504	NASDAQ Inc.	32,895	30,920
		190,019	151,566
	General Industrial Machinery & Equipment – 3.3%
863	Ingersoll Rand Inc.	52,376	45,092
3,200	Matthews International
	Corp., Cl. A	114,103	97,408
		166,479	142,500

	Health Care – 2.1%
1,230	Hologic Inc.†	87,667	92,016

	Industrial Instruments For Measurement, Display, and
	Control – 2.1%
1,407	Fortive Corp.	104,370	90,400

	Measuring & Controlling Devices, NEC – 4.7%
800	Rockwell Automation Inc.	223,478	206,056

	Metal Cans – 3.7%
12,125	Ardagh Metal Packaging SA	105,423	58,321
2,225	Newmont Corp.	101,104	105,020
		206,527	163,341

	Motor Vehicle Parts & Accessories – 0.6%
4,066	Commercial Vehicle Group Inc.†	34,948	27,689

	Prepackaged Software – 9.0%
4,427	Backblaze Inc., Cl. A†	75,758	27,226
1,149	Check Point Software
	Technologies Ltd.†	132,338	144,958
7,044	N-able Inc.†	77,376	72,412
896	Oracle Corp.	78,383	73,239
648	PTC Inc.†	79,201	77,786
		443,056	395,621

See accompanying notes to financial statements.

9

Gabelli Automation ETF

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Pumps & Pumping Equipment – 2.3%
1,259	ITT Inc.	$131,118	$102,105

	Switchgear & Switchboard Apparatus – 2.4%
3,500	ABB Ltd., ADR	122,600	106,610

	Wholesale-Durable Goods – 1.9%
152	WW Grainger Inc.	79,128	84,550

	TOTAL INVESTMENTS —
	74.7%	$4,033,901	3,270,077
	Other Assets and Liabilities (Net) — 25.3%		1,109,142
	NET ASSETS — 100.0%		$4,379,219

†	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

10

Gabelli Automation ETF

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments at value (cost $4,033,901)	$3,270,077
Cash	1,142,349
Dividends receivable	838
Total Assets	4,413,264
Liabilities:
Distributions payable	34,045
Total Liabilities	34,045
Net Assets	$4,379,219
Net Assets Consist of:
Paid-in capital	$5,244,383
Total accumulated loss	(865,164)
Net Assets	$4,379,219

Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	210,000
Net Asset Value per share:	$20.85

Statement of Operations

For the Period Ended December 31, 2022*

Investment Income:
Dividends (net of foreign withholding taxes of $1,890)	$34,135
Total Investment Income	34,135
Expenses:
Investment advisory fees	39,611
Total Expenses	39,611
Less:
Expenses waived by Adviser (See Note 3)	(39,611)
Net Expenses	—
Net Investment Income	34,135
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(101,430)
Net change in unrealized depreciation on investments	(763,824)
Net Realized and Unrealized (Loss) on Investments	(865,254)
Net Decrease in Net Assets Resulting from Operations	$(831,119)

* For the period January 5, 2022 (commencement of investment operations) through December 31, 2022.

See accompanying notes to financial statements.

11

Gabelli Automation ETF

Statement of Changes in Net Assets

For the Period Ended December 31, 2022(a)
Operations:
Net investment income	$34,135
Net realized loss on investments	(101,430)
Net change in unrealized depreciation on investments	(763,824)
Net Decrease in Net Assets Resulting from Operations	(831,119)

Distributions to Shareholders:
Accumulated earnings	(34,045)
Total Distributions to Shareholders	(34,045)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares (See Note 6)	5,244,383
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	5,244,383
Net Increase in Net Assets	4,379,219

Net Assets:
Beginning of period	—
End of period	$4,379,219

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—
Shares sold	210,000
Shares outstanding, end of period	210,000

(a)	The Fund commenced investment operations on January 5, 2022. The Fund first sold shares on January 3, 2022.

See accompanying notes to financial statements.

12

Gabelli Automation ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Period Ended
	December 31,
	2022(a)
Operating Performance:
Net Asset Value, Beginning of Period	$25.00
Net Investment Income(b)	0.16
Net Realized and Unrealized Loss on Investments	(4.15)
Total from Investment Operations	(3.99)

Distributions to Shareholders:
Net Investment Income	(0.16)
Net Asset Value,End of Period	$20.85
NAV total return†	(15.90)%
Market price, End of Period	$20.86
Investment total return††	(15.90)%
Net Assets, End of Period (in 000's)	$4,379
Ratio to average net assets of:
Net Investment Income	0.78	%(c)
Operating Expenses Before Waiver	0.90	%(c)
Operating Expenses Net of Waiver	0.00	%(c)
Portfolio Turnover Rate	28%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on January 5, 2022. The Fund first sold shares on January 3, 2022.

(b)	Per share data are calculated using the average shares outstanding method.

(c)	Annualized.

See accompanying notes to financial statements.

13

Gabelli Automation ETF

Notes to Financial Statements

1. Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Automation ETF (the Fund) commenced investment operations on January 5, 2022. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology

14

Gabelli Automation ETF

Notes to Financial Statements (Continued)

used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	at 12/31/22
ASSETS (Market Value):
Common Stocks (a)	$3,270,077	$3,270,077
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$3,270,077	$3,270,077

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2022.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

15

Gabelli Automation ETF

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the period ended December 31, 2022, no reclassifications were made in the Fund.

The tax character of distributions paid during the period ended December 31, 2022 was as follows:

Period Ended December 31, 2022
Distributions paid from:
Ordinary income	$34,045
Total distributions paid	$34,045

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(101,339)
Unrealized depreciation on investments	(763,825)
Total accumulated earnings	$(865,164)

At December 31, 2022, the Fund had net short term capital loss carryforwards of $101,339 for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost on investments and the net unrealized depreciation at December 31, 2022:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$4,033,901	$65,759	$(829,584)	$(763,825)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the

16

Gabelli Automation ETF

Notes to Financial Statements (Continued)

applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the period ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3. Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investments of the Fund's assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $25 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2023, and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the period ended December 31, 2022, the Adviser waived expenses in the amount of $39,611.

4. Portfolio Securities. Purchases and sales of securities during the period ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $5,124,060 and $988,729, respectively.

5. Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in net assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6. Subscriptions in-kind. When considered to be in the best interest of all shareholders, the Fund may accept portfolio securities as payment for the purchase of Fund shares (subscriptions-in-kind). For financial reporting

17

Gabelli Automation ETF

Notes to Financial Statements (Continued)

and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. Subscriptions-in-kind result in no gain or loss and no tax consequences for the Fund. During the year ended December 31, 2022, the Fund accepted $244,383 of subscriptions in-kind, including cash of $39,383.

7. Transactions with Affiliates and Other Arrangements. During the period ended December 31, 2022, the Fund paid $292 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

8. Significant Shareholder. As of December 31, 2022, the Fund’s Adviser and its affiliates beneficially owned 96.8% of the voting securities of the Fund.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

Gabelli Automation ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Automation ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Automation ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 5, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period January 5, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York
March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

19

Gabelli Automation ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

20

Gabelli Automation ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Automation ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5]:

Christopher J. Marangi Trustee 1974	Since 2021	5	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021	13	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—
INDEPENDENT TRUSTEES[6]:

John Birch Trustee 1950	Since 2021	8	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[7] Trustee 1961	Since 2021	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Michael J. Ferrantino[7] Trustee 1971	Since 2021	6	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

21

Gabelli Automation ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Leslie F. Foley[7] Trustee 1968	Since 2021	15	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Michael J. Melarkey Trustee 1949	Since 2021	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee 1968	Since 2021	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

22

Gabelli Automation ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President 1976	Since 2021	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Chandler Iorio Treasurer 1986	Since 2021	Vice President of GAMCO Investors, Inc. (since 2019); Assistant Treasurer for Gabelli NextShares (2016-2019); Senior Fund Administrator for Gabelli Fund Complex (2011-2016)

Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

23

Gabelli Automation ETF

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the period December 31, 2022, the Fund paid to shareholders ordinary income distributions totaling $0.16 per share. For the period ended December 31, 2022, 78.49% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 84.74% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

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Gabelli Automation ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering diversified industrials, Home Improvement, and Transport Companies. He began his investment carrier at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Brett Kearney, CFA, is a portfolio manager covering industrials with a focus on the flow control and other niche manufacturing sectors. He joined the Firm in 2017. Previously he was an analyst at Schultze Asset Management, an analyst at Fidus Mezzanine Capital, and an investment analyst at the Bond & Corporate Finance Group of John Hancock Financial Services. Brett graduated cum laude with a BS in Business Administration from Washington and Lee University and holds an MBA from Columbia Business School, where he participated in the school’s value investing program.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a vice president of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA degree from the Wharton School of Business.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI AUTOMATION ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and
Co-Chief Investment Officer,
GAMCO Investors, Inc.
Portfolio Manager for Gabelli
Funds, LLC
GAMCO Asset Management Inc.

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer of InterEx Inc.

Leslie F. Foley
Attorney

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President

Peter Goldstein
Secretary

Chandler M. Iorio
Treasurer

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Automation ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAST Q4/2022

GABELLI FUNDS

GABELLI AUTOMATION ETF

Annual Report
December 31, 2022

Gabelli Financial Services Opportunities ETF

Annual Report — December 31, 2022

Macrae Sykes

Portfolio Manager

BA, Hamilton College

MBA, Columbia Business School

To Our Shareholders,

For the period ended December 31, 2022, the net asset value (NAV) total return of Gabelli Financial Services Opportunities ETF (the Fund) was 0.4% compared with a total return of 2.7% for the Standard & Poor’s (S&P) 500 Financials Index. The total return based on the Fund’s Market Price was 0.4%. The Fund’s NAV per share was $24.77, while the price of the publicly traded shares closed at $24.77 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2022.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

2

Investment Objective and Strategy (Unaudited)

We were proud to finish our first calendar year of the Gabelli Financial Services Opportunities Fund (NYSE:GABF). Results in the fourth quarter of 2022 were positive and ahead of the S&P 500. Starting from inception in May, against a volatile backdrop, the Fund has produced a positive return for shareholders, including declaring a distribution in December.

Careful. Optimistic.

Our enthusiasm about the design and launch of the Gabelli Financial Services Opportunities Fund remains unwavering. We invest in durable companies that are harnessing the long term American tailwind that has been built on US entrepreneurship and domestic prosperity. It is not always a straight line, but if long term history is a guide, it remains a powerful economic engine.

Gaining confidence with investors who have entrusted you with a portion of their net worth requires a large amount of demonstrated humility. Therefore, we could never pretend to be able to predict the economy or level of future interest rates. “There is, regrettably, no simple model of the American economy that can effectively explain the levels of output, employment, and inflation. In principle, there may be some unbelievably complex set of equations that does that. But we have not been able to find them.” (Source: Alan Greenspan).

Instead, we focus on the number one correlation that drives stock returns over time: earnings. Companies that increase earnings will do well. It comes back to a simple discipline of investing in companies with competitive moats, admirable returns on equity and demonstrate smart capital allocation while increasing intrinsic value. “If you spend 14 minutes a year on economics, you will have wasted 12 minutes.” (Source: Peter Lynch).

Warren Buffett refers to the risk in an investment as the difference between his estimate of intrinsic value and the current market price. The greater the discount (buying assets at $0.80 worth $1.00), the less risky the capital allocation. On the contrary, some look at risk on the basis of trading volatility. Those equities with higher beta’s (% price swings) may be deemed riskier. Take a stock that was trading at $100 at the beginning of the year and now has fallen to $50 per share. All else equal, the 50% decline in the shares reflects heightened volatility and therefore a more “risky” stock to own. On the contrary, the shares may have become more compelling due to the greater discount to fair value. The good thing about last year’s bear market (which normally come every five to six years) is the opportunity by order of magnitude to take advantage of better risk/reward potential.

2

Performance Discussion (Unaudited)

We increased our holdings in Focus Financial Partners (4.3% of assets as of December 31, 2022) (NASDAQ:FOCS) after seeing management in December. Focus is one of the largest independent wealth manager platforms with 88 partner firms operating in 5 different countries. Led by entrepreneurial founder Rudy Adolf, the firm has done a great job of acquiring wealth managers and growing its sticky base of advisory fees. In 2022, the company’s shares were impacted by market levels and misunderstood leverage which exacerbated the exodus of small cap growth investors. Fundamentally, the situation couldn’t have been more opposite. The lower market levels have increased the future returns from wealth deals due to seller dynamics and less corporate competition, while management actively re-financed debt ahead of maturities. At a compelling 8x EPS, we see no change in the longer term opportunity for the firm globally or diminution of the acquisition discipline that has helped drive earnings.

Respectfully,

Macrae Sykes

The views expressed reflect the opinions of the Fund's portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Cumulative Returns through December 31, 2022

Total returns and cumulative returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Performance returns for periods of less than one year are not annualized.

Since
Inception
(5/09/22) (a)
Gabelli Financial Services Opportunities ETF (GABF)
NAV Total Return	0.41%
Investment Total Return (b)	0.41
S&P 500 Financials Index (c)	2.66

(a)	GABF first issued shares May 9, 2022, and shares commenced trading on the NYSE Arca May 10, 2022.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 Financials Index comprises companies included in the S&P 500 that are classified as members of the financials sector. Dividends are considered reinvested, except for the S&P 500 Financials Index. You cannot invest directly in an index.

In the current prospectus of Gabelli Financial Services Opportunities ETF dated April 29, 2022, the gross expense ratio for the Fund is 0.90%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) is 0.00%. The waiver is in effect through April 30, 2023. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF AND S&P 500 FINANCIALS INDEX (Unaudited)

Cumulative Returns*
Since
Inception
Investment	0.41%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 5/09/22.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

•	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

•	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Financial Services Opportunities ETF
Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2022, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2022.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Financial Services Opportunities ETF
Actual Fund Return
	$1,000.00	$1,061.10	0.00%	$0.00
Hypothetical 5% Return
	$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

Financial Services	72.6%
Banking	11.0%
Leasing	5.6%
Computer Software and Services	3.1%
Asset Management	3.0%
Other Assets and Liabilities (Net)	4.7%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

Gabelli Financial Services Opportunities ETF

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS – 95.3%
	Asset Management – 3.0%
1,000	Affiliated Managers Group Inc.	$156,942	$158,430

	Banking – 11.0%
6,300	Bank of America Corp.	223,254	208,656
150	Capital One Financial Corp.	18,157	13,944
2,250	Citizens Financial Group Inc.	85,414	88,582
400	First Republic Bank	48,581	48,756
1,250	State Street Corp.	78,433	96,963
2,500	The Bank of New York Mellon Corp.	108,179	113,800
		562,018	570,701

	Computer Software and Services – 3.1%
400	FactSet Research Systems Inc.	147,232	160,484

	Financial Services – 72.6%
1,600	American Express Co.	250,647	236,400
1,450	Berkshire Hathaway Inc.,Cl. B†	440,535	447,905
3,200	Blackstone Inc.	301,166	237,408
20,000	Blue Owl Capital Inc.	189,320	212,000
2,500	Cohen & Steers Inc.	176,557	161,400
7,000	Compass Diversified Holdings	137,003	127,610
1,000	Federated Hermes Inc.	32,870	36,310
6,000	Focus Financial Partners Inc., Cl. A†	207,085	223,620
3,300	Interactive Brokers Group Inc., Cl. A	179,314	238,755
1,500	JPMorgan Chase & Co.	176,671	201,150
100	KKR & Co. Inc.	5,118	4,642
25	Markel Corp.†	32,251	32,937
600	Moody’s Corp.	171,358	167,172
1,600	Morgan Stanley	129,576	136,032
3,700	Owl Rock Capital Corp.	49,825	42,735
250	PayPal Holdings Inc.†	19,636	17,805
14,166	Paysafe Ltd.†	258,821	196,766
100	Prudential Financial Inc.	9,411	9,946
525	S&P Global Inc.	173,203	175,843
13,000	Sculptor Capital Management Inc.	115,056	112,580
8,500	Silvercrest Asset Management Group Inc., Cl. A	154,574	159,545
650	Starwood Property Trust Inc., REIT	15,737	11,915
			Market
Shares		Cost	Value
300	Stifel Financial Corp.	$17,615	$17,511
1,100	T Rowe Price Group Inc.	133,144	119,966
200	The Charles Schwab Corp.	12,704	16,652
600	The PNC Financial Services Group Inc.	93,538	94,764
50	Visa Inc., Cl. A	9,338	10,388
1,100	W R Berkley Corp.	70,886	79,827
6,000	Wells Fargo & Co.	257,809	247,740
		3,820,768	3,777,324
	Leasing – 5.6%
17,000	FTAI Aviation Ltd.	301,286	291,040

	TOTAL INVESTMENTS — 95.3%	$4,988,246	4,957,979
	Other Assets and Liabilities (Net) — 4.7%		243,712
	NET ASSETS — 100.0%		$5,201,691

†	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

9

Gabelli Financial Services Opportunities ETF

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments at value (cost $4,988,246)	$4,957,979
Cash	309,684
Dividends receivable	2,320
Total Assets	5,269,983
Liabilities:
Distributions payable	68,292
Total Liabilities	68,292
Net Assets	$5,201,691
Net Assets Consist of:
Paid-in capital	$5,260,975
Total accumulated loss	(59,284)
Net Assets	$5,201,691

Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	210,000
Net Asset Value per share:	$24.77
Statement of Operations
For the Period Ended December 31, 2022*

Investment Income:
Dividends (net of foreign withholding taxes of $353)	$68,133
Total Investment Income	68,133
Expenses:
Investment advisory fees	30,553
Total Expenses	30,553
Less:
Expenses waived by Adviser (See Note 3)	(30,553)
Net Expenses	—
Net Investment Income	68,133
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(29,280)
Net change in unrealized depreciation on investments	(30,267)
Net Realized and Unrealized (Loss) on Investments	(59,547)
Net Increase in Net Assets Resulting from Operations	$8,586

* For the period May 10, 2022 (commencement of investment operations) through December 31, 2022.

See accompanying notes to financial statements.

10

Gabelli Financial Services Opportunities ETF

Statement of Changes in Net Assets

For the Period Ended December 31, 2022(a)
Operations:
Net investment income	$68,133
Net realized loss on investments	(29,280)
Net change in unrealized depreciation on investments	(30,267)
Net Increase in Net Assets Resulting from Operations	8,586

Distributions to Shareholders:
Accumulated earnings	(68,292)
Total Distributions to Shareholders	(68,292)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares	5,261,397
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	5,261,397
Net Increase in Net Assets	5,201,691

Net Assets:
Beginning of period	—
End of period	$5,201,691

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—
Shares sold	210,000
Shares outstanding, end of period	210,000

(a)	The Fund commenced investment operations on May 10, 2022. The Fund first sold shares on May 9, 2022.

See accompanying notes to financial statements.

11

Gabelli Financial Services Opportunities ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Period Ended December 31, 2022(a)
Operating Performance:
Net Asset Value, Beginning of Period	$25.00
Net Investment Income(b)	0.33
Net Realized and Unrealized Loss on Investments	(0.23)
Total from Investment Operations	0.10

Distributions to Shareholders:
Net Investment Income	(0.33)
Net Asset Value, End of Period	$24.77
NAV total return†	0.41%
Market price,End of Period	$24.77
Investment total return† †	0.41%
Net Assets, End of Period (in 000’s)	$5,202
Ratio to average net assets of:
Net Investment Income	2.01	%(c)
Operating Expenses Before Waiver	0.90	%(c)
Operating Expenses Net of Waiver	0.00	%(c)
Portfolio Turnover Rate	72%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on May 10, 2022. The Fund first sold shares on May 9, 2022.

(b)	Per share data are calculated using the average shares outstanding method.

(c)	Annualized.

See accompanying notes to financial statements.

12

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements

1. Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Financial Services Opportunities ETF (the Fund) commenced investment operations on May 10, 2022. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology

13

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$4,957,979	$4,957,979
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$4,957,979	$4,957,979

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2022.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

14

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a taxable distribution in excess of net investment income. These reclassifications have no impact on the NAV of the Fund. For the period ended December 31, 2022, reclassifications were made to decrease paid-in capital by $422, with an offsetting adjustment to total accumulated earnings.

The tax character of distributions paid during the period ended December 31, 2022 was as follows:

Period Ended December 31, 2022
Distributions paid from:
Ordinary income	$68,292
Total distributions paid	$68,292

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(23,912)
Unrealized depreciation on investments	(35,372)
Total accumulated earnings	$(59,284)

At December 31, 2022, the Fund had net short term capital loss carryforwards of $23,912 for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2022, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

15

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

The following summarizes the tax cost on investments and the net unrealized depreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$ 4,993,351	$ 221,877	$ (257,249)	$ (35,372)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the period ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3. Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investment of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $25 million in net assets for one year from the commencement of the Fund’s operations (the Fee Waiver). The Fee Waiver shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the period ended December 31, 2022, the Adviser waived expenses in the amount of $30,553.

4. Portfolio Securities. Purchases and sales of securities during the period ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $8,398,610 and $3,381,084, respectively.

5. Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund

16

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6. Transactions with Affiliates and Other Arrangements. During the period ended December 31, 2022, the Fund paid $2,471 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

7. Significant Shareholder. As of December 31, 2022, the Fund’s Adviser and its affiliates beneficially owned 98.7% of the voting securities of the Fund.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Gabelli Financial Services Opportunities ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Financial Services Opportunities ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Financial Services Opportunities ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 10, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period May 10, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

18

Gabelli Financial Services Opportunities ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

19

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Financial Services Opportunities ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5]:

Christopher J. Marangi Trustee 1974	Since 2021	5	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021	13	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—

INDEPENDENT TRUSTEES[6]:

John Birch Trustee 1950	Since 2021	8	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[7] Trustee 1961	Since 2021	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Michael J. Ferrantino[7] Trustee 1971	Since 2021	6	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

20

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Leslie F. Foley[7] Trustee 1968	Since 2021	15	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Michael J. Melarkey Trustee 1949	Since 2021	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee 1968	Since 2021	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

21

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President 1976	Since 2021	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Chandler Iorio Treasurer 1986	Since 2021	Vice President of GAMCO Investors, Inc. (since 2019); Assistant Treasurer for Gabelli NextShares (2016-2019); Senior Fund Administrator for Gabelli Fund Complex (2011-2016)

Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.
[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

22

Gabelli Financial Services Opportunities ETF

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the period ended December 31, 2022, the Fund paid to shareholders ordinary income distributions totaling $0.33 per share. For the period ended December 31, 2022, 84.87% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 86.62% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Macrae Sykes joined the firm in 2008 as an analyst focused on financial services. He was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, and received several honorable mentions for coverage of brokers and asset managers from Institutional Investor. In 2018, Mac was a contributing author to The Warren Buffet Shareholder: Stories from Inside the Berkshire Hathaway Annual Meeting edited by Lawrence Cunningham and Stephen Cuba. Mac holds a BA in economics from Hamilton College and an MBA degree in Finance from Columbia Business School.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

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GABELLI ETFS TRUST
GABELLI FINANCIAL SERVICES
OPPORTUNITIES ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and
Co-Chief Investment Officer,
GAMCO Investors, Inc.
Portfolio Manager for Gabelli
Funds, LLC
GAMCO Asset Management Inc.

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer of InterEx
Inc.

Leslie F. Foley
Attorney

Michael J.Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President

Peter Goldstein
Secretary

Chandler M. Iorio
Treasurer

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York
Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Financial Services Opportunities ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABF Q4/2022

GABELLI
FUNDS

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

Annual Report
December 31, 2022

Gabelli Growth Innovators ETF

Annual Report — December 31, 2022

Howard F. Ward, CFA

Portfolio Manager

BA, Northwestern University

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return of Gabelli Growth Innovators (the Fund) was (43.9)% compared with a total return of (32.5)% for the Nasdaq Composite Index. The total return based on the Fund’s Market Price was (43.9)%. The Fund’s NAV per share was $14.86, while the price of the publicly traded shares closed at $14.84 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2022.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is to provide capital appreciation.

The Fund primarily invests in common stocks of companies that are relevant to the Fund’s investment theme of innovation. The Adviser defines “innovation” as the introduction of new technologies, products, or services that redefines how businesses operate. The Fund seeks to invest in companies whose prospects for earnings growth remain undervalued. The Fund may also invest in foreign securities by investing in American Depositary Receipts. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives in the judgment of the portfolio managers.

Performance Discussion (Unaudited)

In the first quarter of 2022, the S&P 500 Index recorded its fifth worst January-February on record as unrelenting inflation, an aggressive Fed pivot, and escalating geopolitical tensions weighed on market multiples. S&P 500 earnings estimates had actually increased, but multiple contraction has more than offset those gains, resulting in a negative 4.6% total return for the S&P 500 Index performance through the first quarter. The surge in the 10-year U.S. Treasury yield, from 1.5% to 2.5%, weighed especially hard on growth stocks, given their long duration nature.

The second fiscal quarter saw the S&P 500 Index record a decline of 24% from its January peak to the low on June 16th. The NASDAQ fell 33%. More than a few stocks lost 40% to 50% of their value and some more than 70%. The carnage was widespread and deep. Most of the price decline was the result of falling price/earnings multiples as interest rates rose. Rates on the 10 year U.S. Treasury more than doubled in the first half of the year, rising from 1.5% to 3.5%, one of the worst routs ever for bonds.

The third quarter did nothing to change the narrative of the global economy being in a tough spot; among inflation, central banks tightening, lingering supply chain issues, and the war in Ukraine. Europe struggled to cope with an unprecedented rise in energy costs and a strong dollar is a drag on many economies, especially net commodity exporters since most commodities are priced in dollars. With the Federal Reserve showing no signs of rate cuts in the near future, markets continued to battle for stability.

The fourth quarter of 2022 ended with the S&P 500 sitting above both the cycle low in October (3,577) but also the low set in mid-June (3,666). So, despite all the gloom and doom, the overall market is higher than mid-year. Ditto for the Dow Jones Industrial Average, but not the tech heavy NASDAQ composite, which bottomed on December 28th in what was likely a last round of tax loss selling. The overall market did not creep higher because the Fed cut rates, pivoted, or paused. It got a boost from better than expected data on inflation, which rallied bonds.

Growth Innovators is a concentrated portfolio (top 15 holdings are 73% of assets) of longer duration growth stocks, about half of which are technology based. In short, it was not built to outperform in an environment of rapidly rising interest rates such as 2022. Rising rates weighed on performance for most of the year. The risk of higher interest rates from here has greatly diminished with the economy slowing and inflation data improving.

We are sticking with our strategy. Valuations and expectations have come down. We believe quality growth is on sale and represents a long term opportunity at these prices. We own leading companies in software, semiconductors, communication services, health care services, pharmaceuticals, clean energy, electronic payments, and financial services.

2

Among the top contributors to performance for the year were Anaplan (acquired), a leading provider of cloud based business planning software which was acquired by Thoma Bravo, a leading software investment firm, in an all-cash transaction valued at approximately $10.4 billion; and the Charles Schwab Corp. (4.2% of net assets as of December 31, 2022), the multinational financial services company offering a wide range of investing and related services. Full year earnings highlighted a record net income of $7.2 billion (a 23% increase over the prior year), while Schwab added more than 4 million new accounts.

Detractors from the portfolio over the year included e-commerce company Amazon (6.1%), which was not spared the setbacks which plagued the retail economy throughout the year, including sales losses in certain divisions, layoffs, and technology falling short of expectations; and Tesla (3.1%), the electric vehicle manufacturer which registered a major drop in its stock price over the year. While some volatility can be expected with such a mercurial CEO, most of the stock’s weakness revolved around slowing global demand and increased pressure on supply chains. Tesla remains a leader in the EV industry and continues to operate its battery energy storage and solar panel businesses.

We appreciate your investment in Gabelli Growth Innovators.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through December 31, 2022 (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	Since Inception (2/12/21) (a)
Gabelli Growth Innovators ETF (GGRW)
NAV Total Return	(43.86)%	(40.58)%
Investment Total Return (b)	(43.94)%	(40.64)%
Nasdaq Composite Index (c)	(32.54)%	(24.68)%

(a)	GGRW first issued shares February 12, 2021, and shares commenced trading on the NYSE Arca February 16, 2021.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The Nasdaq Composite Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

In the current prospectus of the Gabelli Growth Innovators ETF dated April 29, 2022, the gross expense ratio for the Fund is 0.90%. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/ funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI GROWTH INNOVATORS ETF AND NASDAQ COMPOSITE (Unaudited)

Average Annual Total Returns*
	1 Year	Since Inception
Investment	(43.94)%	(40.64)%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 2/12/21.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

•	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

•	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Growth Innovators ETF
Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2022, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2022.

Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Growth Innovators ETF
Actual Fund Return
$1,000.00	$944.60	0.90%	$4.41
Hypothetical 5% Return
$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

GABELLI GROWTH INNOVATORS ETF

Technology Services	16.3%
Health Care	14.2%
Semiconductors	12.8%
Computer Software and Services	10.2%
Financial Services	9.8%
Consumer Services	6.1%
Entertainment	5.0%
Real Estate	5.0%
Information Technology	4.6%
Energy and Utilities	4.1%
Business Services	3.9%
Automotive	3.1%
Consumer Discretionary	2.4%
Equipment and Supplies	1.7%
Other Assets and Liabilities (Net)	0.8%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

Gabelli Growth Innovators ETF

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value
	COMMON STOCKS – 99.2%

	Automotive – 3.1%
517	Tesla Inc.†	$144,153	$63,684

	Business Services – 3.9%
232	Mastercard Inc., Cl. A	81,750	80,673

	Computer Software and Services – 10.2%
548	Cloudflare Inc., Cl. A†	37,128	24,775
344	Crowdstrike Holdings Inc., Cl. A†	57,576	36,220
290	ServiceNow Inc.†	133,160	112,598
263	Snowflake Inc., Cl. A†	50,047	37,751
		277,911	211,344

	Consumer Discretionary – 2.4%
36	Chipotle Mexican Grill, Inc.†	55,096	49,950

	Consumer Services – 6.1%
1,511	Amazon.com Inc.†	244,850	126,924

	Energy and Utilities – 4.1%
1,226	NextEra Energy Partners LP	98,998	85,930

	Entertainment – 5.0%
355	Netflix Inc.†	144,111	104,682

	Equipment and Supplies – 1.7%
135	Danaher Corp.	32,294	35,832

	Financial Services – 9.8%
557	Block Inc.†	49,656	35,002
1,162	PayPal Holdings Inc.†	139,671	82,758
1,040	The Charles Schwab Corp.	83,267	86,590
		272,594	204,350
	Health Care – 14.2%
239	Eli Lilly & Co.	86,971	87,436
382	Intuitive Surgical Inc.†	90,944	101,364
193	Thermo Fisher Scientific Inc.	114,483	106,283
		292,398	295,083
	Information Technology – 4.6%
240	Enphase Energy, Inc.†	77,241	63,591
83	Intuit, Inc.	33,063	32,305
		110,304	95,896

Shares		Cost	Market Value
	Real Estate – 5.0%
487	American Tower Corp., REIT	$128,149	$103,176

	Semiconductors – 12.8%
183	ASML Holding NV	94,170	99,991
872	Lattice Semiconductor Corp.†	42,313	56,576
751	NVIDIA Corp	102,116	109,751
		238,599	266,318

	Technology Services – 16.3%
1,048	Alphabet Inc., Cl. C†	107,186	92,989
557	Meta Platforms Inc., Cl. A†	106,276	67,029
746	Microsoft Corp.	196,886	178,906
		410,348	338,924

	TOTAL INVESTMENTS — 99.2%	$2,531,555	2,062,766

	Other Assets and Liabilities (Net) — 0.8%		17,039
	NET ASSETS — 100.0%		$2,079,805

†	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

9

Gabelli Growth Innovators ETF

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments at value (cost $2,531,555)	$2,062,766
Cash	17,836
Dividends receivable	851
Total Assets	2,081,453
Liabilities:
Payable for investment advisory fees	1,648
Total Liabilities	1,648
Net Assets	$2,079,805
Net Assets Consist of:
Paid-in capital	$3,502,802
Total accumulated loss	(1,422,997)
Net Assets	$2,079,805
Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	140,000
Net Asset Value per share:	$14.86

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $116)	$8,691
Total Investment Income	8,691
Expenses:
Investment advisory fees	25,031
Total Expenses	25,031
Net Investment Loss	(16,340)
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(755,965)
Net realized loss on redemptions in-kind	(7,971)
Net change in unrealized depreciation on Investments	(989,442)
Net Realized and Unrealized (Loss) on Investments	(1,753,378)
Net Decrease in Net Assets Resulting from Operations	$(1,769,718)

See accompanying notes to financial statements.

10

Gabelli Growth Innovators ETF

Statement of Changes in Net Assets

	Year Ended December 31, 2022	For the Period Ended December 31, 2021(a)
Operations:
Net investment loss	$(16,340)	$(21,787)
Net realized loss on investments	(755,965)	(200,124)
Net realized loss on redemptions in-kind	(7,971)	—
Net change in unrealized appreciation/(depreciation) on investments	(989,442)	520,653
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,769,718)	298,742

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares	—	3,802,861
Cost of shares redeemed (See Note 6)	(252,080)	—
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(252,080)	3,802,861
Net Increase/(Decrease) in Net Assets	(2,021,798)	4,101,603

Net Assets:
Beginning of period	4,101,603	—
End of period	$2,079,805	$4,101,603

Changes in Shares Outstanding:
Shares outstanding, beginning of period	155,000	—
Shares sold	—	155,000
Shares redeemed	(15,000)	—
Shares outstanding, end of period	140,000	155,000

(a)	The Fund commenced investment operations on February 16, 2021.

See accompanying notes to financial statements.

11

Gabelli Growth Innovators ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2022	Period Ended December 31, 2021(a)
Operating Performance:
Net Asset Value, Beginning of Period	$26.46	$25.00
Net Investment Loss(b)	(0.11)	(0.15)
Net Realized and Unrealized Gain/(Loss) on Investments	(11.49)	1.61
Total from Investment Operations	(11.60)	1.46

Net Asset Value, End of Period	$14.86	$26.46
NAV total return†	(43.86)%	5.84%
Market price, End of Period	$14.84	$26.47
Investment total return† †	(43.94)%	5.88%
Net Assets, End of Period (in 000's)	$2,080	$4,102
Ratio to average net assets of:
Net Investment Loss	(0.59)%	(0.68	)%(c)
Operating Expenses	0.90%	0.90	%(c)
Portfolio Turnover Rate	77%	56%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on February 16, 2021.

(b)	Per share data are calculated using the average shares outstanding method.

(c)	Annualized.

See accompanying notes to financial statements.

12

Gabelli Growth Innovators ETF

Notes to Financial Statements

1. Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Growth Innovators ETF (the Fund) commenced investment operations on February 16, 2021. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology

13

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
INVESTMENTS IN SECURITIES:	Level 1 Quoted Prices	Total Market Value at 12/31/22
ASSETS (Market Value):
Common Stocks (a)	$2,062,766	$2,062,766
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$2,062,766	$2,062,766

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2022 or December 31, 2021.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

14

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to redemption in-kind, and net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $26,192, with an offsetting adjustment to total accumulated earnings.

Provision for Income Taxes. The Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(921,218)
Unrealized depreciation on investments	(501,779)
Total accumulated earnings	$(1,422,997)

At December 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$588,176
Long term capital loss carryforward with no expiration	333,042
Total Capital Loss Carryforward	$921,218

At December 31, 2022, the temporary difference between book basis and tax basis unrealized appreciation/depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost on investments and the net unrealized depreciation at December 31, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$2,564,545	$26,374	$(528,153)	$(501,779)

15

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3. Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investments of the Fund's assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $2,135,887 and $2,209,857, respectively.

5. Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in net assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6. Redemptions-in-kind. When considered to be in the best interest of all shareholders, the Fund may distribute portfolio securities as payment for redemptions of Fund shares (redemptions-in-kind). Gains and losses realized on redemptions-in-kind are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2022, the Fund realized net loss of $7,971 on $252,080 of redemptions-in-kind, including cash of $49,824.

16

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

7. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid $578 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

8. Significant Shareholder. As of December 31, 2022, the Fund’s Adviser and its affiliates beneficially owned 74% of the voting securities of the Fund.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Gabelli Growth Innovators ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Growth Innovators ETF:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Growth Innovators ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period February 16, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period February 16, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York
March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

18

Gabelli Growth Innovators ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Growth Innovators ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5]:

Christopher J. Marangi Trustee 1974	Since 2021	5	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021	13	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—

INDEPENDENT TRUSTEES[6]:

John Birch Trustee 1950	Since 2021	8	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[7] Trustee 1961	Since 2021	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Michael J. Ferrantino[7] Trustee 1971	Since 2021	6	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

20

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Leslie F. Foley[7] Trustee 1968	Since 2021	15	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Michael J. Melarkey Trustee 1949	Since 2021	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee 1968	Since 2021	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

21

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President 1976	Since 2021	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Chandler Iorio Treasurer 1986	Since 2021	Vice President of GAMCO Investors, Inc. (since 2019); Assistant Treasurer for Gabelli NextShares (2016-2019); Senior Fund Administrator for Gabelli Fund Complex (2011-2016)

Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

22

GABELLI GROWTH INNOVATORS ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI GROWTH INNOVATORS ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and
Co-Chief Investment Officer,
GAMCO Investors, Inc.
Portfolio Manager for Gabelli
Funds, LLC
GAMCO Asset Management Inc.

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer of InterEx Inc.

Leslie F. Foley
Attorney

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President

Peter Goldstein
Secretary

Chandler M. Iorio
Treasurer

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Growth Innovators ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GGRW Q4/2022

GABELLI
FUNDS

GABELLI GROWTH INNOVATORS ETF

Annual Report
December 31, 2022

Gabelli Love Our Planet & People ETF

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Christopher J. Marangi	Timothy M. Winter, CFA	Melody Prenner Bryant
Co-Chief Investment Officer	Portfolio Manager	Portfolio Manager
BA, Williams College	BA, Rollins College	BA, Binghamton University
MBA, Columbia Business School	MBA, University of
Notre Dame

To Our Shareholders,

For the year ended December 31, 2022, the net asset value (NAV) total return of Gabelli Love Our Planet & People ETF (the Fund) was (15.1)% compared with a total return of (17.7)% for the Standard & Poor’s (S&P) 500 ESG Index. The total return based on the Fund’s Market Price was (15.0)% The Fund’s NAV per share was $24.58, while the price of the publicly traded shares closed at $24.58 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2022.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in U.S. exchange-listed common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The Fund may also invest in foreign securities by investing in American Depositary Receipts. Under normal market conditions, the Fund invests its assets in stocks that are listed on a national securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund focuses on investments in companies whose securities are trading at a material discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay for a company.

Socially Responsible Criteria. The Fund combines a differentiated, value oriented investment philosophy with social screens and a holistic ESG (Environmental, Social, Governance) analysis to deliver returns in a socially responsive manner. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. In determining the social responsiveness of a particular company the investment team looks for companies that have initiated and implemented internal policies with respect to certain social issues such as inequality in the workspace and/ or fair treatment of workers.

The Fund relies primarily on proprietary research conducted by the Adviser to reach a judgment on the social responsiveness of each investment candidate but may also employ third party data services. The Adviser will look to MSCI Inc. to provide third party data services along with internal research in reaching the final judgment on the social responsiveness of an issuer. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, the top 50 defense/weapons contractors, or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, and defense/weapons production.

After identifying companies that satisfy these social criteria, the Adviser then will invest in securities of companies that the Adviser believes are trading at a material discount to Private Market Value (“PMV”). The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may negatively affect the value of such securities.

Performance Discussion (Unaudited)

The first quarter of 2022 saw a rise in oil prices exacerbated by the war in Ukraine and emphasized the need to find more secure and sustainable sources of energy. Higher crop prices, driven in part by the war, leading to higher farm income. Surging input prices and the increased probability of recession generally hurt our industrial holdings. With its sustainability focus, LOPP has only modest exposure to commodities. However, in the second quarter of 2022 a selloff hit the energy complex, while weakness in corn, beans, and wheat weighed on agricultural machinery manufacturers.

In the second quarter of the year, equipment and packaging suppliers declined in part on fears that higher input costs (including energy) would hurt margins, while pharmaceutical firms improving the lives of “people” added positively to returns.

While the fiscal third quarter was difficult for the market, the Fund had a diverse group of positive contributors thanks in part from efforts to harden the electrical grid; continued demand for Lithium, necessary for electric vehicle batteries; and exposure to outsourced solar manufacturing.

In the fourth quarter of 2022, the Fund benefited from the growth in demand for agricultural and irrigation equipment providers and continued high profits in the energy industry. However, the market continued to face pressure from the Federal Reserve’s aggressive interest rate hikes and de-stocking and slowdown in new housing demand.

The largest contributor to returns for 2022 was Hubbell Inc. (4.5% of net assets as of December 31, 2022, +15%), which benefited from efforts to extend and harden the nation’s electrical grid. Other top contributors included Deere & Co. (3.0%, +27%), Flex (3.4%, +17%), Valmont (1.9%, +33%), and Archaea (1.3%, +42%), for reasons discussed above. Cummins Inc. (2.9%, +14%) also supported returns, in part due to prospects for its hydrogen fuel technologies. Among the largest detractors for the year were Ardagh Metal Packaging (2.7%, -43%), which, despite the market’s continued shift to 100% recyclable aluminum cans, fell short of demand expectations due to a slowdown in alcohol seltzer sales; Ranpack Holdings (0.5%, -91%), whose paper-based packaging ran into a slowdown in e-commerce driven growth; General Motors (2.1%, -39%), which continues to make progress in electric vehicles but faced an overall slackening of demand for automobiles; and Alphabet (3.1%, -39%), where a reduction in advertising growth and an increase in personnel costs overwhelmed energy conservation efforts.

We appreciate your investment in the Gabelli Love Our Planet and People ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2022

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

		Since
		Inception
	1 Year	(1/29/21) (a)
Gabelli Love Our Planet & People ETF (LOPP)
NAV Total Return	(15.08)%	1.57%
Investment Total Return (b)	(15.02)	1.57
S&P 500 ESG Index (c)	(17.67)	9.32

(a)	LOPP first issued shares January 29, 2021, and shares commenced trading on the NYSE Arca February 1, 2021.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 ESG Index is a broad based index of large capitalization stocks meeting sustainability criteria, while maintaining similar overall industry weights as the S&P 500. Dividends are considered reinvested, except for the S&P 500 ESG Index. You cannot invest directly in an index.

In the current prospectus of Gabelli Love Our Planet & People ETF dated April 29, 2022, the gross expense ratio for the Fund is 0.90%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) is 0.00%. The waiver is in effect through April 30, 2023. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/funds/etfs for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI LOVE OUR PLANET &

PEOPLE ETF AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
		Since
	1 Year	Inception
Investment	(15.02)%	1.57%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 1/29/21.

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
●	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.
●	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

Gabelli Love Our Planet & People ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2022 through December 31, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2022, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2022.

Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Love Our Planet & People ETF
Actual Fund Return
$1,000.00	$1,088.70	0.00%	$0.00
Hypothetical 5% Return
$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2022:

GABELLI LOVE OUR PLANET & PEOPLE ETF

Energy and Utilities	15.5%
Environmental Services	11.6%
Equipment and Supplies	9.6%
U.S. Government Obligations	9.2%
Machinery	9.0%
Financial Services	6.0%
Electronics	5.7%
Building and Construction	5.7%
Health Care	5.6%
Specialty Chemicals	4.7%
Diversified Industrial	4.3%
Automotive Parts and Accessories	4.0%
Real Estate Investment Trust	3.1%
Technology Services	2.1%
Consumer Products	1.7%
Business Services	1.7%
Metals and Mining	1.2%
Banking	1.1%
Other Assets and Liabilities (Net)	(1.8)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Love Our Planet & People ETF

Schedule of Investments — December 31, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS – 92.6%
	Automotive Parts and Accessories – 4.0%
1,505	Cummins Inc.	$343,573	$364,646
9,000	Dana Inc.	174,324	136,170
		517,897	500,816

	Banking – 1.1%
22,273	Banco Bilbao Vizcaya
	Argentaria SA, ADR	123,914	133,861

	Building and Construction – 5.7%
2,500	Carrier Global Corp.	107,648	103,125
5,300	Gibraltar Industries Inc.†	253,113	243,164
5,700	Johnson Controls International plc†	303,977	364,800
		664,738	711,089

	Business Services – 1.7%
13,000	Resideo Technologies Inc.†	307,466	213,850

	Consumer Products – 1.7%
4,302	Unilever plc, ADR	232,540	216,606

	Diversified Industrial – 4.3%
12,750	ABB Ltd., ADR	372,652	388,365
3,800	AZZ Inc.	160,657	152,760
		533,309	541,125

	Electronics – 5.7%
6,000	Chargepoint Holdings Inc.†	51,109	57,180
20,000	Flex Ltd.†	348,807	429,200
35,000	Mirion Technologies Inc.†	291,176	231,350
		691,092	717,730
	Energy and Utilities – 15.5%
1,632	American Water Works Co. Inc.	262,600	248,750
6,007	Avangrid Inc.	279,729	258,181
8,900	Brookfield Renewable Corp., Cl. A	402,396	245,106
6,422	Enviva Inc.	351,192	340,173
3,665	NextEra Energy Inc.	286,973	306,394
5,700	NextEra Energy Partners LP	448,700	399,513
2,138	Xcel Energy Inc.	140,204	149,895
		2,171,794	1,948,012

	Environmental Services – 11.6%
37,000	Ardagh Metal Packaging SA†	342,301	177,970
3,000	Darling Ingredients, Inc.†	206,150	187,770
			Market
Shares		Cost	Value
6,414	Evoqua Water Technologies Corp.†	$202,510	$253,994
2,756	Republic Services Inc.	284,863	355,497
3,600	Waste Connections Inc.	381,301	477,216
		1,417,125	1,452,447

	Equipment and Supplies – 9.6%
1,700	Crown Holdings Inc.	148,364	139,757
2,400	Hubbell Inc.	422,864	563,232
400	Preformed Line Products Co.	35,369	33,316
3,070	The Timken Co.	222,836	216,957
750	Valmont Industries Inc.	169,995	248,002
		999,428	1,201,264

	Financial Services – 6.0%
5,488	Franklin Resources Inc.	156,343	144,774
6,500	ING Groep NV, ADR	59,220	79,105
5,104	Janus Henderson Group plc†	165,476	120,046
1,200	S&P Global Inc.	433,118	401,928
		814,157	745,853

	Health Care – 5.6%
4,500	Baxter International Inc.	328,414	229,365
635	BioMarin Pharmaceutical Inc.†	49,818	65,716
2,850	Bristol-Myers Squibb Co.	176,809	205,058
550	Illumina Inc.†	152,554	111,210
900	Royalty Pharma plc, Cl. A†	38,356	35,568
171	Vertex Pharmaceuticals Inc.†	38,341	49,381
		784,292	696,298

	Machinery – 9.0%
21,000	CNH Industrial NV†	251,362	337,260
875	Deere & Co.	292,434	375,165
3,750	Xylem Inc.	369,409	414,637
		913,205	1,127,062

	Metals and Mining – 1.2%
7,800	Livent Corp.†	179,905	154,986

	Real Estate Investment Trust – 3.1%
12,500	Weyerhaeuser Co.	443,174	387,500

	Specialty Chemicals – 4.7%
1,200	Air Products and Chemicals Inc.	300,769	369,912
7,000	American Vanguard Corp.	137,453	151,970

See accompanying notes to financial statements.

Gabelli Love Our Planet & People ETF

Schedule of Investments (Continued) — December 31, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
600	Rogers Corp.†	$71,504	$71,604
		509,726	593,486

	Technology Services – 2.1%
3,000	Alphabet Inc., Cl. C†	321,021	266,190

	TOTAL COMMON STOCKS	11,624,783	11,608,175

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS – 9.2%
$1,160,000	U.S. Treasury Bills, 3.67% to 4.20%††, 01/12/23 to 03/30/23	1,152,716	1,152,924

	TOTAL INVESTMENTS — 101.8%	$12,777,499	12,761,099

	Other Assets and Liabilities (Net) — (1.8)%		(225,010)
	NET ASSETS — 100.0%		$12,536,089

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli Love Our Planet & People ETF

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments at value (cost $12,777,499)	$12,761,099
Cash	10,461
Dividends receivable	16,036
Total Assets	12,787,596
Liabilities:
Distributions payable	251,507
Total Liabilities	251,507
Net Assets	$12,536,089
Net Assets Consist of:
Paid-in capital	$13,278,905
Total accumulated loss	(742,816)
Net Assets	$12,536,089

Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized	510,000
Net Asset Value per share:	$24.58

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $10,532)	$245,613
Interest	13,406
Total Investment Income	259,019
Expenses:
Investment advisory fees	112,333
Total Expenses	112,333
Less:	(112,333)
Expenses waived by Adviser (See Note 3)	(112,333)
Net Expenses	—
Net Investment Income	259,019
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(740,098)
Net change in unrealized depreciation on investments	(1,420,760)
Net Realized and Unrealized (Loss) on Investments	(2,160,858)
Net Decrease in Net Assets Resulting from Operations	$(1,901,839)

See accompanying notes to financial statements.

Gabelli Love Our Planet & People ETF

Statement of Changes in Net Assets

	Year Ended December 31, 2022	For the Period Ended December 31, 2021(a)
Operations:
Net investment income	$259,019	$133,701
Net realized loss on investments	(740,098)	(5,497)
Net change in unrealized appreciation/(depreciation) on investments	(1,420,760)	1,404,360
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,901,839)	1,532,564

Distributions to Shareholders:
Accumulated earnings	(234,171)	(141,996)
Return of capital	(17,336)	—
Total Distributions to Shareholders	(251,507)	(141,996)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares (See Note 6)	3,319,195	9,979,672
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	3,319,195	9,979,672
Net Increase in Net Assets	1,165,849	11,370,240

Net Assets:
Beginning of period	11,370,240	—
End of period	$12,536,089	$11,370,240

Changes in Shares Outstanding:
Shares outstanding, beginning of period	385,000	—
Shares sold	125,000	385,000
Shares outstanding, end of period	510,000	385,000

(a)	The Fund commenced investment operations on February 1, 2021.

See accompanying notes to financial statements.

Gabelli Love Our Planet & People ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2022	Period Ended December 31, 2021(a)
Operating Performance:
Net Asset Value, Beginning of Period	$29.53	$25.00
Net Investment Income(b)	0.53	0.39
Net Realized and Unrealized Gain/(Loss) on Investments	(4.99)	4.51
Total from Investment Operations	(4.46)	4.90

Distributions to Shareholders:	(0.46)	(0.3688)
Net Investment Income	(0.46)	(0.37)
Return of Capital	(0.03)	—
Total Distributions	(0.49)	(0.37)
Net Asset Value, End of Period	$24.58	$29.53
NAV total return†	(15.08)%	19.62%
Market price, End of Period	$24.58	$29.51
Investment total return† †	(15.02)%	19.52%
Net Assets, End of Period (in 000’s)	$12,536	$11,370
Ratio to average net assets of:
Net Investment Income	2.08%	1.51	%(c)
Operating Expenses Before Waiver	0.90%	0.90	%(c)
Operating Expenses Net of Waiver	0.00%	0.00	%(c)
Portfolio Turnover Rate	19%	13%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on February 1, 2021.

(b)	Per share data are calculated using the average shares outstanding method.

(c)	Annualized.

See accompanying notes to financial statements.

Gabelli Love Our Planet & People ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Love Our Planet & People ETF (the Fund) commenced investment operations on February 1, 2021. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
INVESTMENTS IN SECURITIES:	Level 1 Quoted Prices	Level 2 Significant Unobservable Inputs	Total Market Value at 12/31/22
ASSETS (Market Value):
Common Stocks (a)	$11,608,175	—	$11,608,175
U.S. Government Obligations	—	$1,152,924	$1,152,924
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,608,175	$1,152,924	$12,761,099

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2022 or December 31, 2021.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to Return of capital and REIT adjustments. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income	$234,171	$141,996
Return of capital	17,336	–
Total distributions paid	$251,507	$141,996

Provision for Income Taxes. The Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(707,519)
Unrealized depreciation on investments	(35,297)
Total accumulated losses	$(742,816)

At December 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$228,226
Long term capital loss carryforward with no expiration	479,293
Total Capital Loss Carryforward	$707,519

At December 31, 2022, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments were primarily due to non-REIT return of capital and deferral of losses from wash sales for tax purposes.

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

The following summarizes the tax cost on investments and the net unrealized depreciation at December 31, 2022:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$12,796,396	$1,131,752	$(1,167,049)	$(35,297)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3.  Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investment of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $100 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2023, and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the year ended December 31, 2022, the Adviser waived expenses in the amount of $112,333.

4.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $2,190,692 and $2,807,112, respectively.

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6.  Subscriptions–in–kind. When considered to be in the best interest of all shareholders, the Fund may accept portfolio securities as payment for the purchase of Fund shares (subscriptions-in-kind). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. Subscriptions-in-kind result in no gain or loss and no tax consequences for the Fund. During the year ended December 31, 2022, the Fund accepted $3,319,195 of subscriptions in-kind, including cash of $89,592.

7. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid $987 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

8.  Significant Shareholder. As of December 31, 2022, the Fund’s Adviser and its affiliates beneficially owned 81.9% of the voting securities of the Fund.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Love Our Planet & People ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Love Our Planet & People ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Love Our Planet & People ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period February 1, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period February 1, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

Gabelli Love Our Planet & People ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Love Our Planet & People ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[5]:

Christopher J. Marangi Trustee 1974	Since 2021	5	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021	13	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—

INDEPENDENT TRUSTEES[6]:

John Birch Trustee 1950	Since 2021	8	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[7] Trustee 1961	Since 2021	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Michael J. Ferrantino[7] Trustee 1971	Since 2021	6	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Leslie F. Foley[7] Trustee 1968	Since 2021	15	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Michael J. Melarkey Trustee 1949	Since 2021	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Trustee 1968	Since 2021	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

John C. Ball President 1976	Since 2021	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Chandler Iorio Treasurer 1986	Since 2021	Vice President of GAMCO Investors, Inc. (since 2019); Assistant Treasurer for Gabelli NextShares (2016-2019); Senior Fund Administrator for Gabelli Fund Complex (2011-2016)

Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.
[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

Gabelli Love Our Planet & People ETF

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2022, the Fund paid distributions to shareholders totaling $0.49, comprised of ordinary income of $0.46 and return of capital of $0.03 per share. For the year ended December 31, 2022, 58.62% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 76.33% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC that is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

GABELLI LOVE OUR PLANET & PEOPLE ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher J. Marangi has been primarily responsible for the day to day management of the Love Our Planet & People ETF since inception. Mr. Marangi joined GBL in 2003 and currently serves as a Managing Director and Co-Chief Investment Officer of its Value Team. Mr. Marangi is a portfolio manager of the Adviser, managing several funds within the Gabelli Fund Complex, and GAMCO, on its institutional and high net worth accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Timothy M. Winter, CFA, has been the portfolio manager of the Love Our Planet & People ETF since inception. Mr. Winter joined Gabelli & Company in April of 2009 and covers the utility industry. He has over 20 years’ experience as an equity research analyst covering this industry, including the years 1992-2007 at AG Edwards where he received industry recognition as a 3 time Wall Street Journal All-Star and was a senior member of the Institutional Investor (I.I.) #1 ranked Electric Utility Team for the years 2001, 2002, 2003, 2004 and 2005. He was most recently recognized in the 2017 Thomson Reuters US Analyst Awards as a “Top Stock Picker” in the gas utility industry. Mr. Winter received his BA in Economics from Rollins College and MBA in Finance from Notre Dame. Mr. Winter is also a portfolio manager of several funds in the Gabelli Fund Complex.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and has been jointly responsible for the day to day investment management of the Love Our Planet & People ETF since inception. She has almost thirty years of experience as a portfolio manager. Most recently, Ms. Prenner Bryant was a Managing Director and Chief Investment Officer for Trevor, Stewart, Burton & Jacobsen Inc., a New York based registered investment adviser, and has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA from Binghamton University. Ms. Prenner Bryant is also a portfolio manager of several funds in the Gabelli Fund Complex.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

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GABELLI ETFS TRUST
GABELLI LOVE OUR PLANET & PEOPLE ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and Co-Chief Investment Officer, GAMCO Investors, Inc.
Portfolio Manager for Gabelli Funds, LLC
GAMCO Asset Management Inc.

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer of InterEx Inc.

Leslie F. Foley
Attorney

Michael J.Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President

Peter Goldstein
Secretary

Chandler M. Iorio
Treasurer

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Love Our Planet & People ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

LOPP Q4/2022

GABELLI FUNDS

GABELLI LOVE OUR PLANET & PEOPLE ETF

Annual Report
December 31, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,000 in 2021 and $64,000 in 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 in 2021 and $18,500 in 2022. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2021 and $[0] in 2022.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Anthony S. Colavita, Kuni Nakamura, and Salvatore J. Zizza.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli ETFs Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ Chandler Iorio
Chandler Iorio, Principal Financial Officer and Treasurer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.